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                                   EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-30244, 33-86126, 33-86128 and 33-84584) of
Integrity Media, Inc. and Subsidiaries of our report dated April 13, 2004 relating to the financial statements and financial statement schedule 14 which appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP
Atlanta, Georgia

April 14, 2004

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